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                                                                   EXHIBIT 10.16

                             DEFERRED STOCK PLAN
                                      OF
                                MANPOWER INC.

              (Amended and Restated Effective February 18, 1997)


                                  SECTION I
                      Establishment and Purpose of Plan

     1.1.   Establishment and Duration of  Plan.   The Board  of Directors of
Manpower Inc. hereby establishes the Deferred Stock Plan of Manpower Inc., effective as of October 2, 1991 (the "Effective Date"). The Plan shall
continue  until  terminated  by  the  Board   of Directors of the Company,
subject to the provisions  of Section VIII, below.

     1.2. Purposes of Plan. The purposes of this Deferred Stock Plan are: (a) to provide a form of incentive compensation to those Directors
of   the Company who elect to defer to a future date the receipt of  their
Compensation as Directors and (b) to provide for the grant of Credited Shares to Mr. Jon F. Chait and Mr. Terry A. Hueneke, executive officers of the Company.

                                   SECTION II
                                  Definitions

     "Account" means a bookkeeping account being administered for the benefit of a Participant.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Board  of Directors" means the Board of Directors of the Company.

     "Common  Stock" means the $0.01 par  value  common stock of the Company.

     "Company"   means  Manpower  Inc.,   a   Wisconsin corporation, or any
successor thereto.

     "Compensation" means the annual directors fees and meeting fees payable by the Company to a Director for a Fiscal Year without reduction for withholding taxes and exclusive of reimbursement for expenses and the value of any fringe benefits which the Director receives or is entitled to receive as a Director of the Company.

     "Director" means any member of the Board of Directors of the Company who is not an employee of the Company.

     "Disability" shall mean a physical or mental incapacity which results in a Director's termination of membership on the Board of Directors of the Company.

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     "Discount  Rate" means the appropriate  applicable federal rate as defined in Section 1274(d) of the Code.

     "Exchange  Act" means the Securities Exchange  Act of 1934, as amended.

     "Initial Election Date" shall mean, for each Director, the earlier to occur of (i) the Effective date or (ii) the date of such Director's initial election or appointment to the Board of Directors.

     "Market Value" of a security as of any date means the closing sale price on such date of such security as listed in the New York Stock Exchange - Composite Transactions, as reported in the Midwest Edition of The Wall Street Journal; provided, however, if a security is not susceptible of valuation by the above method, or the asset being valued is not a security, the term "Market Value" shall mean the fair market value of the security or asset as determined in conformity with Treasury Regulation Section 20.2031-2, 20.2031-3 or 20.2031-4, as the case may be.

     "Participant" means each Director who elects to participate in the Plan, Mr. Jon F. Chait and/or Mr. Terry A. Hueneke, as the case may be.

     "Plan" means the Deferred Stock Plan of Manpower Inc. as described herein and as the same hereafter may be amended from time to time.

     "Subsidiary" means a subsidiary corporation of the Company as defined in
Section 424(f) of the Code.

     "Triggering Event" means the first to occur of any of the following:

     (1) the acquisition (other than from the Company), by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the
Exchange Act), directly or indirectly, of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of Common Stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding
voting  securities   entitled   to   vote generally  in  the  election  of
directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of Common Stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the
Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting
securities entitled   to   vote  generally  in  the  election   of directors, of
such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding Common Stock or then outstanding voting securities, as the case may be; or

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     (2)  any  merger or consolidation of the  Company with  any  other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the Common Stock, and voting securities representing more than 60% of the combined voting power of the then
outstanding voting securities entitled   to   vote  generally  in  the  election
of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding Common Stock or then outstanding voting securities, as the case may be; or

     (3) any liquidation or dissolution of the Company or   the   sale  or
other  disposition   of   all   or substantially all of the assets of the
Company; or

     (4) individuals who, as of the date of this Plan, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if
threatened,  would  have  been)  subject   to Exchange Act Rule 14a-11; or

     (5) the Company shall enter into any agreement (whether or not conditioned on shareholder approval) providing for or contemplating, or
the  Board   of Directors  of  the Company shall approve and  recommend that the shareholders of the Company accept, or approve or adopt, or the shareholders of the Company shall approve, any acquisition that would be a Triggering
Event   under  clause  (1),  above,  or  a  merger   or consolidation  that
would be a Triggering Event under clause (2), above, or a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

     (6)  whether  or not conditioned  on  shareholder approval,  the issuance
by the Company of Common  Stock of   the   Company  representing  a  majority
of   the outstanding   Common   Stock,  or   voting   securities representing a
majority of the combined voting power of the   outstanding  voting  securities
of  the  Company entitled   to   vote  generally  in  the  election   of
directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding
company (as  the  case may   be),  for  purposes  of  this  definition,  shall
thereafter be referred to as the Company.

                                  SECTION III
                Director Participation and Election of Accounts


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     This Section sets forth the special provisions in this  Plan  that  govern
only  the  participation   of Directors.

     3.1. Participation. In lieu of receiving Compensation in accordance with the prevailing practice of Company, each Director may, prior to such Director's Initial Election Date and each anniversary thereof irrevocably elect to become a Participant in the Plan until the next anniversary of such Director's Initial Election Date, or such later time as such Director shall then elect up to the fifth anniversary of such Director's Initial Election Date, and to have all or a portion of his or her Compensation for such year or years deferred for his or her benefit under the Plan. In the event a Participant elects to participate in the Plan, the Compensation deferred hereunder shall be credited to the Account of the Participant in an
amount equal  to the present value of such Compensation.   The present   value
shall   be  computed   assuming   the Compensation deferred would have been paid
quarterly on the first day of each quarter during the year to which it relates at the prevailing rate of Compensation at the time of the election, discounted to present value using an interest rate equal to the Discount Rate. Amounts shall be deemed credited to the Account of the Participant on the date of the election

     3.2. Manner of Election. Any election pursuant to Paragraph 3.1, above, shall be made in writing on such form or forms as the Board of Directors shall prescribe from time to time.

     3.3. Vesting. If prior to the occurrence of a Triggering Event a Participant's tenure as a Director ends other than by reason of death or Disability, effective as of the day on which the Participant to be a Director, the number of Credited Shares credited to the Participant's Account shall be reduced to the number of Credited Shares that would have been in the Account on the date the Participant ceased to be a Director had the Compensation the Participant elected to defer included only Compensation payable for the period of actual service as a Director, prorated for the year of cessation on a monthly basis.

     3.4. Normal Distributions. After a Director Participant ceases to be a Director, such Participant shall be entitled to receive from the Company one
(1) share of Common Stock for each Credited Share in the Participant's account (as adjusted from time-to-time in the manner set forth in Section V, below). The Common Stock shall be distributed to the Participant in such number of annual installments (which shall be not less than one (1) or more than fifteen (15)) as are elected by the Participant by written notice to the Board of Directors at least twelve (12) months before the Participant ceases to be a Director or, if no such election is made, in five (5) annual installments. The number of shares of Common Stock for each such annual installment shall be equal to the product of the total Credited Shares
credited  to  the  Account  on   each distribution  date times a fraction, the
numerator of which is one (1) and the denominator of which is the remaining number of unpaid distributions on that date (including the distribution to be made on that date), rounded to the next largest whole share. Upon a distribution of Common Stock to a Participant the number of Credited
Shares in the Account shall be reduced by the number of shares of Common Stock distributed to the Participant. The first distribution shall be made on the last day of the month following the month in which a Participant ceases to be a Director and the remaining distributions


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shall be  made on each anniversary thereafter until the entire balance of the
Account has been distributed.

     3.5. Distribution After Death of a Participant. If a Participant ceases to be a Director by reason of death or if the Participant dies after he or she is no longer a Director but prior to the distribution to him or her of
all amounts payable to the Participant under the   Plan,   the  amounts  that
would  otherwise   be distributable to the Participant, if living,  shall  be distributed to his or her designated beneficiary or beneficiaries and any reference to a Participant in Paragraph 3.4, above, shall be deemed to include a reference to the Participant's designated beneficiary or beneficiaries. All beneficiary designations shall be made in such form and manner as from time to time may be prescribed by the Board of Directors. A Participant from time to time may revoke or change any beneficiary
designation on  file  with  the  Board  of Directors.    If  there  is  no
effective  beneficiary designation on file with the Board of Directors at  the
time  of  the  Participant's  death,  distribution   of amounts  otherwise
payable to the deceased Participant under this Plan shall be made to the Participant's estate. If a beneficiary designated by a Participant to receive benefits shall survive the Participant but die before receiving all
distributions  hereunder,   the balance   thereof  shall  be  paid  to  such
deceased beneficiary's estate, unless the deceased Participant's beneficiary designation provides otherwise.

     3.6. Withholding. The Company shall deduct from distributions made to a Director Participant or his designated beneficiary or beneficiaries under this Plan any taxes or other charges which may be required to be withheld and paid to any federal, state or local government.

                      SECTION IV
      Awards to Jon F. Chait and Terry A. Hueneke

     This Section sets forth the special provisions in this Plan that govern only grants to Jon F. Chait and Terry A. Hueneke. No other persons are eligible to participate under this Section of the Plan.

     4.1. Administration and Vesting. The Board of Directors shall have sole authority in its discretion, but always subject to the express provisions of this Plan, to determine the time or times at which Credited Shares shall be granted to the Participant, the number of Credited Shares to be granted,
and the  extent  to which  Credited  Shares  shall  vest.   The  Board   of
Directors may grant Credited Shares to the Participant pursuant to a formula which sets forth the amount and timing of grants using objective criteria such as earnings of the Company and/or its Subsidiaries, value of the Common Stock, years of service, compensation levels or such other objective factors as the Board of Directors shall determine. In determining the number of Credited Shares to be granted, the Board of Directors may take into account the nature of the services rendered by the Participant, his present and potential contributions to the success of the Company, and other such factors as the Board of Directors in its discretion shall deem relevant. If the Participant has been granted Credited Shares under the Plan, he may be granted additional Credited Shares under the Plan if the Board of Directors shall so determine. Grants of Credited Shares under the Plan shall be effected by execution of agreements in such forms as may be determined by the officers of the Company.


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     4.2.  Normal Distributions.  The Participant shall be  entitled to receive from the Company one (1) share of Common Stock for each Credited Share in his Account (as adjusted from time-to-time in the manner set forth in Section V, below). Except as the Board of Directors may otherwise establish, these shares of Common Stock shall be distributed to the Participant as soon as practicable after the underlying Credited Shares vest.

     4.3. Distribution After Death of the Participant. If the Participant dies prior to the distribution to him of all amounts payable to him under the Plan, the amounts that would otherwise be distributable to him, if living, shall be distributed to his designated beneficiary or beneficiaries and any reference to the Participant in Paragraph 4.2, above, shall be deemed to
include  a  reference  to the Participant's  designated beneficiary    or
beneficiaries.   All    beneficiary designations shall be made in such form and
manner  as determined  by  the  officers  of  the  Company.    The Participant
from time to time may revoke or change  any beneficiary  designation on  file
with  the  Board  of Directors.    If  there  is  no  effective  beneficiary
designation on file with the Board of Directors at  the time  of  the
Participant's  death,  distribution   of amounts otherwise payable to the
Participant under this Plan shall be made to the Participant's estate. If a beneficiary designated by the Participant to receive benefits shall survive the Participant but die before receiving all distributions hereunder, the balance thereof shall be paid to such deceased beneficiary's estate,
unless    the   Participant's    beneficiary designation provides otherwise.

     4.4. Withholding The Company shall be entitled to pay or withhold the amount of any tax which it believes is required as a result of the vesting or distribution of any Credited Shares or Common Stock under the Plan, and the Company may defer making delivery with respect to the shares of Common Stock until arrangements satisfactory to it have been made with respect to any such withholding obligations. The Participant may, at his election, satisfy his obligation for payment of withholding taxes either by having the Company retain a number of shares having an aggregate market price on the date the shares are withheld equal to the amount of the withholding tax or by delivering to the Company shares already owned by him having an aggregate market price on the business day immediately preceding the day on which such shares are delivered equal to the amount of the withholding tax.

                       SECTION V
              Administration of Accounts

     Amounts  credited  to  a  Participant's  Account pursuant  to  Paragraphs
3.1 or 4.1,  above,  shall  be considered  to  be invested in Common Stock,  and
such Participant's  Account  shall  be  credited  with   the equivalent  of  the
number of shares of Common Stock (hereinafter referred to as "Credited Shares") which the amount credited would have purchased at the Market Value of Common Stock on the date of credit. In addition, as of each record date for the payment of dividends on Common Stock, each Participant's
Account shall be credited with a number of additional Credited Shares equal to the quotient of the amount of dividends which would have been received by a shareholder of record of a number of shares of Common Stock equal to the number of Credited Shares credited to the account immediately before such dividend, divided by the Market Value of Common Stock on such date. In the event of any distribution with respect to Common Stock other than a cash dividend, or in the event of a stock split, stock dividend or similar
transaction,  then   each


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Participant's Account shall be credited with  a  number of  additional  Credited
Shares which could have been purchased at the Market Value of the Company's Common Stock as of the date of the such distribution, stock split, stock dividend or similar transaction, with an amount equal to the Market Value of the consideration which would have been received on such date by a holder of a number of shares of Common Stock equal to the number of Credited Shares then held by the Participant. In the event the Company's Common Stock shall be changed into a smaller number of shares, the number of Credited Shares shall be adjusted accordingly.

                      SECTION VI
     Rights, Privileges and Duties of Participants

     6.1. No Participant or any other person shall have any interest in any fund or in any specific asset or assets of the Company by reason of any amounts credited to any Account hereunder, nor any right to exercise any
of  the  rights  or  privileges   of   a stockholder    with   respect   to
any    securities hypothetically  credited  to  a  Participant's  Account under
the   Plan,  nor  any  right  to  receive   any distributions  under  the Plan
except  as  and  to  the extent expressly provided in the Plan.

     6.2. The Company shall be under no obligation to fund the amounts payable under the Plan or to purchase securities hypothetically credited to a
Participant's Account.   The Company may, in its discretion, purchase such
securities,  allocate such  funds  or  make  such investment,  but  if  it  does
so  it  shall  have  no obligation   to  segregate  securities   purchased   or
acquired.

     6.3.   Each  Participant  shall  be  entitled  to receive a current copy of
the Plan upon designation  as a  participant.   Thereafter, as  long  as  he  or
she remains a Participant, he or she shall be entitled to receive copies of any amendments to the Plan within sixty (60) days after their adoption.

     6.4.  To the extent permitted by law, the right of any  Participant  or any beneficiary  to  receive  any payment  hereunder shall not be subject to
alienation, transfer,   sale,   assignment,   pledge,   attachment, garnishment
or encumbrance of any kind other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code). Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Any payment due hereunder shall not in any manner be subject to debts or liabilities of any Participant or his beneficiary.

     6.5. If any Participant shall bring any legal or equitable action against the Company by reason of being a Participant under this Plan or if it is necessary for the Company to bring any legal or equitable action under this Plan against any Participant or any person claiming an interest by or
through such  Participant, the   results  of  which  shall  be  adverse   to
the Participant or the person claiming an interest by or through such Participant, the cost of defending or bringing such action, including attorneys' fees, shall be charged first, to the extent possible, directly to the Account of the Participant.

     6.6. Every person receiving or claiming payments or rights under the Plan shall be conclusively presumed to be mentally competent until the date on which the Board of Directors receives a written notice in a form and manner
acceptable to the Board of Directors  that such   person

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is  incompetent  and  that  a  guardian, conservator  or  other person legally vested with the interest of his estate has been appointed. In the event a guardian or conservator of the estate of any person receiving or claiming
payments under the Plan shall  be appointed   by   a  court  of  competent
jurisdiction, payments  under this Plan may be made to such  guardian or
conservator   provided  that   proper   proof   of appointment  and continuing
qualification is  furnished in  a  form  and  manner acceptable  to  the  Board
of Directors.   Any  such payments  so  made  shall  be  a complete discharge of any liability therefor.

     6.7. Each person, whether a Participant, a duly designated beneficiary of a Participant, a guardian or any other person entitled to receive a payment under this Plan shall provide the Board of Directors with such information as it may from time to time deem necessary or in its best interests in administering the Plan. Any such person shall furnish the Board of Directors with such documents, evidence, data or other information as the Board of Directors may from time to time deem necessary or advisable.

                                  SECTION VII
                               Board of Directors

     7.1.  The Plan shall be administered by the Board of Directors.

     7.2. A majority of the Board of Directors shall constitute a quorum for the transaction of business. All actions taken by the Board of Directors at a meeting shall be by vote of a majority of those present at such meeting but any action may be taken by the Board of Directors without a meeting upon written consent signed by all of the members of the Board of Directors.

     7.3. The Board of Directors may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

     7.4.    All  determinations  of  the  Board   of Directors,  irrespective
of their character or  nature, including,  but  not  limited  to,  all
questions   of construction  and  interpretation,  shall   be   final, binding
and  conclusive  upon  all  parties.  Without limiting   the   generality  of
the   foregoing,   the determination of the Board of Directors as to whether a
Participant has terminated his or her services and the date thereof shall be final, binding and conclusive upon all persons.

     7.5. The Company and/or the Board of Directors may consult with legal counsel, who may be counsel for the Company or other counsel with respect to its obligations and duties hereunder or with respect to any claim, action or proceeding or any other matter, and shall not be liable for any action taken or not taken by it in good faith pursuant to the advice of such counsel.

     7.6.  The Board of Directors shall be responsible for  maintaining books
and records for the Plan.   Such books and records shall only be open for
examination by a Participant or his or her duly designated beneficiary to the extent that they specifically involve the Account created for his or her benefit or any payments which are to be made to the Participant's beneficiary hereunder. Each

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Participant  or  his  or  her   duly designated  beneficiary  shall  be
notified  no   less frequently than annually of the balance in his  or  her
Account.

     7.7. Neither the Board of Directors nor any member of the Board of Directors nor the Company nor any other person who is acting on behalf of the Board of Directors or the Company shall be liable for any act or failure to act hereunder except for gross negligence or fraud.

                     SECTION VIII
               Amendment or Termination

     The Board of Directors may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto; provided, however, that the Board of Directors may not, unless otherwise permitted under federal law, without further approval of the holders of a majority of the shares of Common Stock voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law, including, but not limited to, any amendment to the Plan which would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any successor rule or
other regulatory requirements.    No   termination,   modification    or
amendment of the Plan may, without the consent  of  the Participant,  adversely
affect  the  rights  of   such Participant under any Credited Shares then held
by  the Participant.

                                   SECTION IX
                           Construction and Expenses

     9.1. Wherever the context so requires, words in the masculine include the feminine and words in the feminine include the masculine and the definition of any term in the singular may include the plural.

     9.2. All expenses of administering the Plan shall be paid by the Company except as expressly provided herein to the contrary.

     9.3. The Plan shall be construed, administered and governed in all respects under and by the laws of the State of Wisconsin.

     9.4.   To the extent the provisions of this  Plan are   inconsistent
with,   in   conflict   with,   or insufficient  to  comply with  the
provisions  of  the Employee  Retirement Income Security Act  of  1974,  as
amended,   the   provisions  of  such  Act   shall   be controlling  for  the
purpose  of  removing  any  such inconsistency, conflict or insufficiency.

                                   SECTION X
                                     Shares


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     The  aggregate number of shares of  Common  Stock that  may  be  issued under the Plan shall  not  exceed 180,000,  subject  to adjustment in the  event
of  any stock   dividend,   stock  split   or   other   similar transaction.
In  the  event of any  recapitalization, merger,  consolidation,  combination
or  exchange   of shares,  or  other transaction, as a  result  of  which Common
Stock shall be changed into securities of a different type or person, cash or other property, appropriate adjustments shall be made.

                                   SECTION Xl
                                Division of Plan

     The Board of Directors may divide this Plan into two separate plans, one for the exclusive benefit of the Directors and the other for Mr. Chait and Mr. Hueneke, in the event it determines that such division is necessary or appropriate to further the purposes of




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